A Multi-Vertical Marketplaces Company OPERATING AT S CA L E THROUGH STRATEGIC COMBINATION © 2025 One Planet Platforms. All Rights Reserved. JUNE 2025

Disclaimer © 2025 One Planet Platforms. All Rights Reserved. 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements involve substantial risks and uncertainties. Our forward-looking statements include, but are not limited to, statements regarding the proposed transaction, the benefits of the transaction and the performance of the combined company. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “repositioned”, “strategy”, “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are subject to numerous risks and uncertainties, including risks associated with a potential inability to close the transaction and with the financial and operational performance of the combined company and and other risks detailed under the section Risk Factors in Part I, Item 1A of our most recent Annual Report on Form 10-K that was filed with the Securities and Exchange Commission (“SEC,”), those discussed in Management’s Discussion and Analysis of Financial Condition and Results of Operations in Part I, Item 2 of our Form 10-Qs filed with the S E C on or about May 8, 2025, and those discussed in other documents we file with the SEC. This list does not include all forward-looking statements and associated risks we face. While we believe the expectations in our forward-looking statements are reasonable, we cannot guarantee future outcomes. If any risks or uncertainties described herein or in any other documents we file with the S E C occur, or if assumptions prove incorrect, our actual results could differ materially from those set forth in the forward-looking statements. Investors should consider the risks described above and in our S E C filings and should not rely unduly on our forward-looking statements. We disclaim any obligation to publicly update these statements due to new information, future events, or otherwise, unless required by law. Forward looking statements should be interpreted in conjunction with our most recent public filings with the SEC , including detailed risk disclosures. Statements like "we believe" reflect our opinions based on available information as of this presentation. While we believe the information is reasonable, it may be limited or incomplete. These statements are uncertain, and investors should not place undue reliance on them. Use of Data This presentation includes data, estimates, and forecasts from independent industry sources and our internal information. These figures involve assumptions and limitations, so please don't place undue weight on them. We have not independently verified the data's accuracy or completeness, and make no guarantees about the reasonableness of assumptions, projections, or modeling. Past performance is not indicative of future results, and we assume no obligation to update this presentation. Trademarks Inspirato and Buyerlink own various trademarks, service marks and trade names related to their business operations. This presentation may also contain third-party trademarks and copyrights, which belong to their respective owners. The use of third-party marks does not imply any relationship or endorsement by Inspirato or Buyerlink. For convenience, some trademarks may appear without the TM, SM, ® or © symbols, but such references shall not indicate, in any way, that Inspirato or Buyerlink will not assert all their rights to these trademarks and copyrights. Key Performance Metrics and Use of Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures such as Adjusted EBITDA. These are presented for supplemental informational purposes only, and not a substitute for measures of financial performance prepared in accordance with GAAP. These non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. Reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts are included in this presentation. In addition, other companies may calculate non-GAAP measures differently or may use other measures to calculate their financial performance, and therefore, non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Forward-looking non-GAAP measures are presented without reconciliations due to the difficulty in forecasting certain amounts necessary for these reconciliations. This presentation includes certain key performance metrics, such as Active Subscriptions, Average Daily Rates (ADRs) and Total Nights Delivered. Inspirato's management uses these key performance metrics to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans and make strategic decisions. Our key performance metrics may differ from estimates published by third parties or from similarly titled metrics of other companies due to differences in methodology. IMPORTANT INFORMATION FOR STOCKHOLDERS Inspirato will file with the SEC , and mail to its shareholders, a proxy statement in connection with the proposed merger. This communication is not a substitute for the proxy statement or for any other document that Inspirato may file with the SEC and send to its stockholders in connection with the merger. INSPIRATO SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE S E C CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the S E C by Inspirato through the website maintained by the S E C at http://www.sec.gov.

Overview Strategic Rationale Financial Highlights PRESENTATION OVERVIEW © 2025 One Planet Platforms. All Rights Reserved. 3

Overview © 2025 One Planet Platforms. All Rights Reserved. 4

Executive Summary



OVERVIEW OF THE COMBINATION

Inspirato is combining with Buyerlink in a reverse merger designed to transform Inspirato into a tech-driven luxury travel platform. By integrating Buyerlink's advanced marketplace capabilities, Inspirato aims to unlock new growth by reaching untapped premium markets and expanding its global presence.

BUYERLINK OVERVIEW

Buyerlink is a leading marketing platform for generating consumer demand at scale, delivering industry-leading margins and strong cash flow. It offers world class capabilities in building marketplaces across high-value verticals with a strong presence already in automotive and home services.

INSPIRATO AS THE ACQUIRER

Inspirato's strategic priorities — platformization, digital customer acquisition, and scalable operating leverage — align closely with Buyerlink's proven strengths in building high-performing marketplaces and driving performance-based marketing.

© 2025 One Planet Platforms. All Rights Reserved.

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Transaction Summary Structure: Inspirato to issue shares in exchange for Buyerlink equity valued at $326.3M Consideration: Inspirato shares based on 45-day trailing average closing price of $3.61 Consideration Mix*: 90% common stock / 10% preferred stock Governance: Buyerlink to appoint 6 of 7 board members; Inspirato Special Committee to nominate 1 Public Company Status Maintained: Combined entity to remain publicly traded on Nasdaq 1 2 3 4 5 Rebranding: New corporate name to be One Planet Platforms Inc., with a new Nasdaq ticker symbol 6 © 2025 One Planet Platforms. All Rights Reserved. 6 *subject to adjustment

Power of the Combined Companies Buyerlink’s platform and proptech capabilities, combined with Inspirato’s trusted brand name and hospitality expertise, will create a leading marketplace for global luxury travel and experiences © 2025 One Planet Platforms. All Rights Reserved. 7

The combined public company will be renamed One Planet Platforms, Inc. Inspirato will continue as a premier luxury travel company. © 2025 One Planet Platforms. All Rights Reserved. 8

FUTURE VERTICALS HOME SERVICESAUTOMOTIVE A Portfolio of Marketplaces One Planet Platforms will operate a diversified portfolio of performance-driven verticals—anchored by automotive and home services, with a rapidly expanding footprint in the high-value luxury travel sector through the union of Buyerlink with Inspirato. © 2025 One Planet Platforms. All Rights Reserved. 9 TRAVEL

ABOUT BUYERLINK

A performance-based platform built for scale, Buyerlink is driving marketplace growth across high-value verticals

Buyerlink is a leading marketing platform for generating consumer demand at scale, delivering industry-leading margins and strong cash flow. It offers world class capabilities in building marketplaces across high-value verticals with a strong presence already in automotive and home services.

BUYERLINK STRENGTHS

Building Marketplaces

Digital Marketing

Proven Turnarounds

Profitable Operations

© 2025 One Planet Platforms. All Rights Reserved.

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Buyerlink's Patented Marketplaces Technology

Designed for speed and precision, the platform connects in-market consumer demand to service providers, instantly

Vertically Agonistic **Highly Scalable** **Maximized Margins**

HOW WE DEPLOY


YAHOO!
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Many Sources of Consumer Demand

Buyerlink generates consistent, high-quality demand through 500+ owned and operated online properties, leveraging diverse acquisition strategies to deliver predictable consumer volume across verticals.



Determine Consumer Intent

Buyerlink captures a consumer's exact need and location using proprietary data and machine learning—maximizing match quality, conversion potential, and value through real-time intent targeting.



Connect Real-Time Service Providers

Buyerlink's platform connects businesses to in-market consumers in milliseconds, enabling scalable access to qualified, locally-targeted demand across any category or region.

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Inspirato Strategic Rationale © 2025 One Planet Platforms. All Rights Reserved. 12

INSPIRATO

Inspirato will Power the Future of the Luxury Travel Market

Inspirato will transform into a technology-driven leader in luxury hospitality. Its combination with Buyerlink enables the next phase of its evolution, from its beginnings as an exclusive hospitality brand to a technology-first platform—one that not only serves its members but also redefines how luxury travel services and experiences are aggregated, discovered, booked, and monetized across large, untapped segments of the global luxury travel market.

Category Whitespace

No existing platform owns a comprehensive luxury travel marketplace

Aligned Leadership

Buyerlink has deep experience in building marketplaces and unlocking consumer demand. Inspirato has a leading brand name and customer base in luxury travel

Immediate Scale + Financial Strength

Combined entity will benefit from greater scale and enhanced profit margins

OPP: A Highly Diversified Business

A patented platform with significant presence in ever-growing number of high value verticals

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Unlocking Value at Inspirato BEFORE AFTER Low-tech marketplace model Rigid and restricted revenue model No marketing lever for growth High-tech, asset-light marketplace Scalable, more exible revenue model Scaled digital marketing capabilities Buyerlink has significant presence in automotive and home services which demonstrates the versatility of its approach. Buyerlink applies the same core capabilities—demand generation, optimization, and monetization—to each vertical it enters, including luxury travel, where Inspirato already has a strong business and established brand. © 2025 One Planet Platforms. All Rights Reserved. 14

A more modern, user-friendly website and improved digital tools will elevate the entire member experience—from discovery to booking to service delivery. Technology & Marketing Operational Flexibility New technology and capabilities enable faster improvements, more efficient operations, and quicker response to evolving member needs. Membership Enhancements Enables expanded service offerings and long-term product investments that benefit members. Access to Capital The transaction strengthens the balance sheet, improves free cash flow, and provides a strong foundation for growth. BENEFITS TO THE INSPIRATO CLUB © 2025 One Planet Platforms. All Rights Reserved. 15

A Marketplace for Luxury Travel The combined platform will continue to deliver unparalleled service to Inspirato’s member base— while also unlocking new revenue opportunities across the broader global luxury travel market. © 2025 One Planet Platforms. All Rights Reserved. 16

A DUAL ENGINE FOR GROWTH ➢ Core rationale for combining Inspirato and Buyerlink ➢ Accelerating growth via cross-platform opportunities ➢ With leading expertise in digital marketing and building marketplaces, Buyerlink is positioned to enable sustained organic growth for Inspirato for years to come Organic Expansion Platform-driven expansion across core and new markets ➢ Buyerlink brings a proven platform for consolidating fragmented markets ➢ Successful acquisition and integration track record ➢ M&A will remain a key lever for expansion into adjacent and synergistic categories Strategic M&A Proven model for acquiring and integrating complementary business Organic Expansion + Strategic M&A Our growth strategy rests on two core pillars, each driving scale and long-term value creation. © 2025 One Planet Platforms. All Rights Reserved. 17

Our financial discipline, operational excellence, and scalable technology platform enables us to acquire, optimize, and grow marketplaces Pursuing A Multi-Billion Dollar Opportunity STEP 1: CURRENT CORE The union of Inspirato and Buyerlink STEP 2: MAXIMIZATION OF THIS COMBINATION Scaling digital marketing capabilities Expand reach across global luxury travel markets STEP 3: NEW STRATEGIC ACQUISITIONS Acquisition of highly relevant businesses we can scale $Billion+ Platform Opportunity This isn’t just incremental growth. It’s a step-function leap into a multi-billion dollar business. © 2025 One Planet Platforms. All Rights Reserved. 18

Financial Highlights © 2025 One Planet Platforms. All Rights Reserved. 19

© 2025 One Planet Platforms. All Rights Reserved. Inspirato Financials 20 STANDALONE OUTLOOK: Inspirato Financials Focused on profitability Strong consumer luxury brand Operational efficiencies ($s in 000s, except percentages) FY 2022A FY 2023A FY 2024A Total Revenue 345,530 329,100 279,855 YoY Growth 47% (5%) (15%) Travel Cost of Revenue (excl. D&A) 227,042 227,852 184,504 Gross Margin1 (excl. D&A) 118,488 101,248 95,351 Gross Margin % 34% 31% 34% Total Operating Expenses 150,631 130,571 101,852 % of Revenue 44% 40% 36% 2 Adjusted EBITDA (32,143) (29,324) (6,501) % of Revenue (9%) (9%) (2%) Income Statement 2025 One Planet Platfor s. All Rights Reserved. (1) Gross Margin excludes loss on asset impairment and gain on lease termination. (2) The nearest GAAP metric to Adjusted EBITDA is Net Income and for the periods ended December 31, 2022, 2023 and 2024 Net Income was $(51,081), $(93,859) and $(8,804), respectively.

STANDALONE OUTLOOK: Buyerlink Financials History of profitability Strong margins Diversified revenue Buyerlink Financials ($s in 000s, except percentages) FY 2022A FY 2023A FY 2024A Total Revenue 92,145 124,457 124,418 YoY Growth 21% 35% 0% Direct Costs 44,815 58,489 54,001 Gross Margin (excl. D&A) 47,330 65,968 70,417 Gross Margin % 51% 53% 57% Total Operating Expenses 36,196 44,617 43,578 % of Revenue 39% 36% 35% 1 Adjusted EBITDA 11,134 21,351 26,839 % of Revenue 12% 17% 22% Income Statement (1) The nearest GAAP metric to Adjusted EBITDA is Net Income and for the periods ended December 31, 2022, 2023 and 2024 Net Income was $1,880, $8,272 and $25,561, respectively. © 2025 One Planet Platforms. All Rights Reserved. 21

Approximate Combined Pro Forma for 2025 What the Future Looks Like Together Highly diversified revenue base Platform for sustained growth Significant profit margins TRANSFORMED TRAJECTORY: ~$350M TOTAL REVENUE © 2025 One Planet Platforms. All Rights Reserved. 22 ~$30M ADJUSTED EBITDA

© 2025 One Planet Platforms. All Rights Reserved.